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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Kimberly-Clark Corporation on Form S-8 of our reports dated January 30, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Kimberly-Clark Corporation for the year ended December 31, 1995.

/s/  Deloitte & Touche LLP

Deloitte & Touche LLP
Dallas, Texas
December 4, 1996